EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of March 13, 2019 by and among QUAKER CHEMICAL CORPORATION, a Pennsylvania corporation (the “Company”), certain Subsidiaries of the Company party hereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, Bank of America, N.A., as administrative agent, and the lenders from time to time party thereto have entered into that certain Amended and Restated Credit Agreement dated as of June 14, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; all capitalized terms not otherwise defined herein shall have the meaning given thereto in the Credit Agreement);

WHEREAS, the Borrowers have requested that the Administrative Agent and each of the Lenders agree to that certain amendment to the Credit Agreement as set forth herein, and the Administrative Agent and each of the Lenders, subject to the terms and conditions contained herein, are willing to effect such amendment and modification on the terms and conditions contained in this Amendment; and

WHEREAS, the Borrowers are willing to execute and deliver this Amendment;

NOW, THEREFORE, in consideration of the premises and the terms hereof, the parties hereto agree as follows:

1.            Amendment to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended by amending and restating the definition of “Maturity Date” contained in Section 1.01 of the Credit Agreement in its entirety such that after giving effect to this Amendment, such definition shall read as follows:

“‘Maturity Date’ means July 15, 2020; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.”

2.	Effectiveness; Conditions Precedent.

The effectiveness of this Amendment and the amendment to the Credit Agreement provided in Section 1 hereof are subject to the satisfaction of the following conditions precedent:

(a)       The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrowers, the Administrative Agent and each of the Lenders, which counterparts may be delivered by telefacsimile or other electronic means (including .pdf), but such delivery will be promptly followed by the delivery of original signature pages by each Person party hereto unless waived by the Administrative Agent; and

(b)       All fees and expenses payable to the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent to the extent due and payable under Section 10.04(a) of the Credit Agreement) estimated to date and for which invoices have been presented a reasonable period of time prior to the effectiveness hereof shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

3.	Representations and Warranties.

In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)       The representations and warranties made by such Borrower in Article V of the Credit Agreement are, in each case, true and correct in all material respects on and as of the date hereof, except that (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, such representations and warranties shall be true and correct in all respects, (ii) to the extent that such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (iii) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b)       This Amendment has been duly authorized, executed and delivered by such Borrower, and constitutes a legal, valid and binding obligation of such Borrower, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(c)       Both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4.             Entire Agreement. This Amendment is a Loan Document. This Amendment, together with all the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

5.             Full Force and Effect of Credit Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its respective terms.

6.             Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

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7.             Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

8.             References; Interpretation. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby. The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Amendment.

9.             Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Borrower, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

10.           No Novation; Reaffirmation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder. Each Borrower hereby (i) affirms and confirms each of the Loan Documents to which it is a party and its joint and several Obligations thereunder, (ii) affirms that it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and (iii) agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document shall continue to be in full force and effect.

11.           Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

12.           FATCA. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of the Amendment, each Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Remainder of page is intentionally left blank; signature pages follow.]

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IN WITNESS WHEREOF, the parties have duly executed this Amendment on the day and year first written above.

BORROWERS:

QUAKER CHEMICAL CORPORATION
(a Pennsylvania corporation)

By:	/s/ Robert T. Traub
	Name:	Robert T. Traub
	Title:	VP, GC and Corp Sec

By:	/s/ Michael F. Barry
	Name:	Michael F. Barry
	Title:	Chairman, CEO and President

QUAKER CHEMICAL CORPORATION
(a Delaware corporation)

By:	/s/ Robert T. Traub
	Name:	Robert T. Traub
	Title:	VP, GC and Corp Sec

EPMAR CORPORATION

By:	/s/ Robert T. Traub
	Name:	Robert T. Traub
	Title:	VP, GC and Corp Sec

QUAKER CHEMICAL B.V.

By:	/s/ Robert T. Traub
	Name:	Robert T. Traub
	Title:	VP, GC and Corp Sec

QUAKER CHEMICAL EUROPE B.V.

By:	/s/ Robert T. Traub
	Name:	Robert T. Traub
	Title:	VP, GC and Corp Sec

Quaker Chemical Corporation

Amendment No. 5 to Credit Agreement

Signature Page

bank of america, n.a., as Administrative Agent

By:	/s/ Elizabeth Uribe
	Name:	Elizabeth Uribe
	Title:	Assistant Vice President

Quaker Chemical Corporation

Amendment No. 5 to Credit Agreement

Signature Page

bank of america, n.a., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Kevin Dobosz
	Name:	Kevin Dobosz
	Title:	Senior Vice President

Quaker Chemical Corporation

Amendment No. 5 to Credit Agreement

Signature Page

Citizens bank, N.A.

By:	/s/ Hassan Shakeel
	Name:	Hassan Shakeel
	Title:	Vice President

Quaker Chemical Corporation

Amendment No. 5 to Credit Agreement

Signature Page

PNC BANK, National association

By:	/s/ Brendan H. May
	Name:	Brendan H. May
	Title:	Vice President

Quaker Chemical Corporation

Amendment No. 5 to Credit Agreement

Signature Page

HSBC BANK USA, National association

By:	/s/ John S. Frame 22016
	Name:	John S. Frame
	Title:	Vice President

Quaker Chemical Corporation

Amendment No. 5 to Credit Agreement

Signature Page

WELLS FARGO bank, N.A.

By:	/s/ Joseph J. DeMarco, Jr.
	Name:	Joseph J. DeMarco, Jr.
	Title:	S.V.P.

Quaker Chemical Corporation

Amendment No. 5 to Credit Agreement

Signature Page

SANTANDER BANK, N.A.

By:	/s/ David Swoyer
	Name:	David Swoyer
	Title:	Market Director

Quaker Chemical Corporation

Amendment No. 5 to Credit Agreement

Signature Page

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ Anthony Galea
	Name:	Anthony Galea
	Title:	Executive Director

Quaker Chemical Corporation

Amendment No. 5 to Credit Agreement

Signature Page